Exhibit 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated as of December 20, 2021, by and between Galaxy Next Generation, Inc., a Nevada corporation, with headquarters located at 285 N Big A Road Toccoa, Georgia 30577 (the “Company”), and Mark Fulbright, with a mailing address of XXXXXXXXXXXXXX (the “Investor”).

WHEREAS:

A. The Investor holds a bridge note issued by the Company in the principal amount of $200,000 (the “Note”);

B. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, the Company and the Investor shall exchange the Note (including the principal and accrued interest thereon) for 2,702 shares of the Company’s Series F Preferred stock, $.001 par value (the “Preferred Shares”); and

C. The exchange of the Note for the Preferred Shares is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “1933 Act”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

1. EXCHANGE.

1.1 Exchange. The Investor and the Company, pursuant to Section 3(a)(9) of the 1933 Act, hereby exchange the Note for the Preferred Shares without the payment of any additional consideration.

1.2 Delivery. In exchange for the Note, the Company shall deliver or cause to be delivered to the Investor the Preferred Shares.

2. COMPANY REPRESENTATIONS AND WARRANTIES.

2.1 Authorization and Binding Obligation. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and to issue the Preferred Shares in accordance with the terms hereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Shares, have been duly authorized by the Company's Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

2.2 No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a material adverse effect on the Company or its subsidiaries.

2.3 Securities Law Exemptions. Assuming the accuracy of the representations and warranties of the Investor contained herein, the offer and issuance by the Company of the Preferred Shares is exempt from registration pursuant to the exemption provided by Section 3(a)(9) of the Securities Act.

2.4 Issuance of Securities. The issuance of the Preferred Shares is duly authorized and upon issuance, in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable and free from all taxes, liens, charges and other encumbrances with respect to the issue thereof with the holders being entitled to all rights accorded to a holder of Common Stock.

2.5 Transfer Taxes. All share transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance of the Preferred Shares to be exchanged with the Investor hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

3. INVESTOR’S REPRESENTATIONS AND WARRANTIES.

As a material inducement to the Company to enter into this Agreement and consummate the Exchange, Investor represents, warrants and covenants with and to the Company as follows:

3.1 Authorization and Binding Obligation. The Investor has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement and to exchange the Note for the Preferred Shares being issued to such Investor hereunder. The execution, delivery and performance of this Agreement and the consummation by such Investor of the transactions contemplated hereby have been duly authorized by all requisite corporate, partnership or similar action on the part of such Investor and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities laws.

3.2 Beneficial Owner.  The Investor owns, good and marketable title to the Note, free and clear of any liens or encumbrances and the Note has not been pledged to any third party. The Investor has not sold, assigned, conveyed, transferred, mortgaged, hypothecated, pledged or encumbered or otherwise permitted any lien to be incurred with respect to the Note, the Preferred Shares or any portion thereof.

3.3 Sale or Transfer.  The Investor has not entered into any agreement or understanding with any person or entity to dispose of the Preferred Shares. The exchange by the Investor and the consummation of the transaction contemplated herein does not by itself or with the passage of time violate or infringe upon the rights of any third parties or result or could reasonably result in any claims against the Investor or the Company.

3.4 Proceedings.  No proceedings relating to the Note are pending or, to the knowledge of the Investor, threatened before any court, arbitrator or administrative or governmental body that would adversely affect the Investor’s right and ability to surrender and exchange the Note for the Preferred Shares.

3.5 Reliance on Exemptions. The Investor understands that the Preferred Shares being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Preferred Shares.

3.6 No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Shares or the fairness or suitability of the investment in the Preferred Shares nor have such authorities passed upon or endorsed the merits of an investment in the Preferred Shares.

3.7 No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or (ii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Investor, except in the case of clause (i) or (ii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Investor to perform its obligations hereunder.

3.8 No Public Sale or Distribution.  The Investor (i) is acquiring the Preferred Shares and (ii) upon conversion of the Preferred Shares, will acquire the Company’s common stock issuable upon conversion thereof (the “Conversion Shares”), in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act of 1933. The Investor does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Preferred Shares, for its own account and not with a view towards, or for resale in connection with, the public distribution of the Preferred Shares in violation of applicable securities laws.

3.9 Information.  The Investor and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Preferred Shares which have been requested by the Investor.  The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Investor understands that its investment in the Preferred Shares involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Preferred Shares.

3.10 Accredited Investor.  The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D and would not be disqualified under Rule 506(d) of the 1933 Act on the basis of being a "bad actor", as that term is established in the September 19, 2013 Small Entity Compliance Guide published by the Securities and Exchange Commission.

3.11 Transfer or Resale.  The Investor understands that: (i) the Preferred Shares have not been and are not being registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Investor shall have delivered to the Company (if requested by the Company) an opinion of counsel to the Investor, in a form reasonably acceptable to the Company, to the effect that the Preferred Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Investor provides the Company with reasonable assurance that the Preferred Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act of 1933 (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Preferred Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144.

4. MISCELLANEOUS.

4.1 Legends. The Investor acknowledges that the certificate(s) representing the Preferred Shares and any Conversion Shares issued thereunder shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER, OR UNDER THE SECURITIES LAWS, RULES OR REGULATIONS OF ANY STATE; AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDERLYING THE NOTE UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, RULES OR REGULATIONS OR AN EXEMPTION THEREFROM DEEMED ACCEPTABLE BY COUNSEL TO THE COMPANY AND AN OPINION OF COUNSEL TO SUCH EFFECT.”

4.2 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Georgia, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Georgia or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Georgia. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Stephens County, Georgia, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.3 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.  This Agreement, to the extent delivered by means of a facsimile machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.  At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties.  No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

4.4 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

4.5 Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

4.6 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and any amendment to this Agreement made in conformity with the provisions of this Section shall be binding upon the Investor.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

4.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign some or all of its rights hereunder without the consent of the Company.

4.8 Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty.

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature pages to this Agreement to be duly executed as of the date first written above.

COMPANY:
GALAXY NEXT GENERATION, INC.
By:	____________________________
Name:
Title:

INVESTOR:

By: ________________________________

Name:

Title: